UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2021
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DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)
(617) 621-8097
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure
On August 5, 2021, Dicerna Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued a press release titled “Dicerna Reports Positive Top-Line Results From PHYOX™2 Pivotal Clinical Trial of Nedosiran for the Treatment of Primary Hyperoxaluria.” A copy of the press release is furnished herewith as Exhibit 99.1.
Following issuance of the press release, the Company hosted a conference call and webcast to discuss the PHYOX2 top-line results. A copy of the presentation used on the conference call and webcast is furnished herewith as Exhibit 99.2.
The information in Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, titled “Dicerna Reports Positive Top-Line Results From PHYOX™2 Pivotal Clinical Trial of Nedosiran for the Treatment of Primary Hyperoxaluria.”
99.2	Dicerna Pharmaceuticals slide presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2021	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer